Exhibit 99.1

Red Hat Reports Third Quarter Results

  Total revenue of $456 million, up 15% year-over-year
  Subscription revenue of $395 million, up 15% year-over-year
  Third quarter operating cash flow of $133 million, up 40% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--December 18, 2014--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2015 third quarter ended November 30, 2014.

Total revenue for the quarter was $456 million, an increase of 15% in U.S. dollars from the year ago quarter, and 18% measured in constant currency. Constant currency references in this release are as detailed in the tables below. Subscription revenue for the quarter was $395 million, up 15% in U.S. dollars year-over-year, or 18% measured in constant currency.

“Our strong Q3 results marked the eleventh straight quarter of mid-to-high teens revenue growth as we continued to reinforce and expand our strategic relationship with our customers,” said Jim Whitehurst, President and Chief Executive Officer of Red Hat. “Cloud computing and big data trends are driving increased demand for open source technologies. We believe our leadership position in the open source industry and broad portfolio of Open Hybrid Cloud technologies creates a strong position for Red Hat to capture market share in the cloud-enabled data center.”

GAAP operating income for the third quarter was $67 million, up 11% year-over-year. After adjusting for stock compensation, amortization expenses, transaction costs related to business combinations, and non-cash interest expense related to convertible debt as detailed in the tables below, non-GAAP operating income for the third quarter was $109 million, up 10% year-over-year. For the third quarter, GAAP operating margin was 14.7% and non-GAAP operating margin was 23.8%.

GAAP net income for the quarter was $48 million, or $0.26 per diluted share, compared with $52 million, or $0.27 per diluted share, in the year ago quarter. After adjusting for stock compensation, amortization expenses, transaction costs related to business combinations, and non-cash interest expense related to the convertible debt as detailed in the tables below, non-GAAP net income for the quarter was $79 million, or $0.42 per diluted share, as compared to $81 million, or $0.42 per diluted share, in the year ago quarter. The year ago third quarter included a $4 million discrete tax benefit and cumulative adjustment that lowered last year’s estimated annual effective tax rate and increased last year’s Q3 GAAP EPS and non-GAAP EPS results by approximately $0.04 per share and $0.06 per share, respectively.

Operating cash flow was $133 million for the third quarter, up 40% as compared to $95 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $1.30 billion, an increase of 16% on a year-over-year basis. Total cash, cash equivalents and investments as of November 30, 2014 was $1.65 billion. The company also completed a convertible debt offering of $805 million during the quarter. The company used a portion of the proceeds to enter into convertible note hedge transactions for net cost of approximately $68 million and an accelerated stock repurchase transaction for $375 million which resulted in the delivery to the company during Q3 of approximately 5.3 million shares of its common stock.

“Outstanding sales execution in the third quarter drove strong performance across the board. We excelled on virtually every key financial metric we track,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “We have had sequential quarterly revenue growth at Red Hat every quarter for 51 straight quarters. The sales performance this quarter with large deals was exceptional, setting new records in number of deals over $5 million in a quarter and deals over $10 million in a Q3. We believe the growing number and size of large deals reflects the increasingly strategic relationship that Red Hat is building with customers, in addition to customer demand for our broadening product portfolio.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat is the world's leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training and consulting services. As the connective hub in a global network of enterprises, partners and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; the integration of acquisitions and the ability to market successfully acquired technologies and products; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release.

Red Hat, Red Hat Enterprise Linux, the Shadowman logo and JBoss are trademarks of Red Hat, Inc., registered in the U.S. and other countries. Linux is the registered trademark of Linus Torvalds in the U.S. and other countries.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013
Revenue:

Subscriptions	$394,699	$342,770	$1,156,161	$985,279
Training and services	61,196	53,766	169,387	148,939

Total subscription, training and services revenue	455,895	396,536	1,325,548	1,134,218

Cost of revenue:

Subscriptions	28,574	24,544	84,125	71,437
Training and services	42,791	35,883	118,857	100,627

Total cost of subscription, training and services revenue	71,365	60,427	202,982	172,064

Total gross profit	384,530	336,109	1,122,566	962,154

Operating expense:
Sales and marketing	187,218	153,528	538,576	440,568
Research and development	90,613	82,519	275,817	234,619
General and administrative	39,502	39,270	125,786	111,807
Facility exit costs	-	-	-	2,171

Total operating expense	317,333	275,317	940,179	789,165

Income from operations	67,197	60,792	182,387	172,989
Interest income	2,196	1,579	6,048	4,608
Interest expense	3,441	51	3,591	114
Other income (expense), net	1,559	(389)	1,777	446

Income before provision for income taxes	67,511	61,931	186,621	177,929
Provision for income taxes	19,578	9,906	54,120	44,705

Net income	$47,933	$52,025	$132,501	$133,224

Net income per share:
Basic	$0.26	$0.27	$0.71	$0.70
Diluted	$0.26	$0.27	$0.70	$0.69

Weighted average shares outstanding:
Basic	185,039	189,514	187,533	190,024
Diluted	187,674	191,365	190,081	192,049

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	November 30,	February 28,
	2014	2014 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$883,989	$646,742
Investments in debt and equity securities	231,420	335,387
Accounts receivable, net	354,870	360,594
Deferred tax assets, net	106,282	108,264
Prepaid expenses	126,827	118,387
Other current assets	1,629	1,808

Total current assets	1,705,017	1,571,182

Property and equipment, net	173,599	173,917
Goodwill	939,574	687,430
Identifiable intangibles, net	144,176	133,399
Investments in debt securities	531,112	505,300
Other assets, net	54,393	35,391

Total assets	$3,547,871	$3,106,619

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$229,272	$179,468
Deferred revenue	941,441	966,832
Other current obligations	1,908	1,786

Total current liabilities	1,172,621	1,148,086

Convertible notes	710,844	-
Long term deferred revenue	358,684	322,365
Other long term obligations	71,915	85,003
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	1,928,179	1,891,848
Retained earnings	852,673	720,172
Treasury stock, at cost	(1,515,288)	(1,056,419)
Accumulated other comprehensive loss	(31,780)	(4,459)

Total stockholders' equity	1,233,807	1,551,165

Total liabilities and stockholders' equity	$3,547,871	$3,106,619

(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

Cash flows from operating activities:
Net income	$47,933	$52,025	$132,501	$133,224
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	18,651	18,955	57,114	55,326
Share-based compensation expense	33,623	30,190	98,942	83,196
Deferred income taxes	(780)	(1,412)	3,125	9,608
Net amortization of bond premium on available-for-sale debt securities	2,407	2,301	6,965	6,637
Accretion of debt discount and amortization of debt issuance costs	3,085	-	3,085	-
Other	(175)	438	(527)	485
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(75,917)	(75,330)	2,314	(9,249)
Prepaid expenses	(5,922)	(1,109)	(13,502)	(3,503)
Accounts payable and accrued expenses	26,254	12,272	56,175	38,565
Deferred revenue	83,912	56,019	57,955	40,999
Other	(83)	805	1,264	610

Net cash provided by operating activities	132,988	95,154	405,411	355,898

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(141,928)	(101,636)	(461,069)	(448,712)
Proceeds from sales and maturities of available-for-sale debt securities	93,578	118,084	503,110	597,851
Acquisition of businesses, net of cash acquired	(78,317)	-	(296,121)	-
Purchase of other intangible assets	(2,160)	(682)	(3,911)	(13,203)
Purchase of property and equipment	(12,201)	(13,327)	(35,085)	(61,833)
Other	482	(150)	2,917	(2,084)

Net cash provided by (used in) investing activities	(140,546)	2,289	(290,159)	72,019

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	3,488	3,428	4,897	9,071
Proceeds from exercise of common stock options	465	223	1,154	1,311
Purchase of treasury stock	(375,000)	(40,018)	(535,062)	(239,363)
Payments related to net settlement of employee share-based compensation awards	(21,754)	(18,307)	(39,314)	(33,122)
Proceeds from issuance of convertible notes, net of issuance costs	790,394	-	790,394	-
Purchase of convertible note hedges	(148,040)	-	(148,040)	-
Proceeds from issuance of warrants	79,776	-	79,776	-
Payments on other borrowings	(402)	(362)	(2,392)	(979)

Net cash provided by (used in) financing activities	328,927	(55,036)	151,413	(263,082)

Effect of foreign currency exchange rates on cash and cash equivalents	(22,761)	2,910	(29,418)	(9,808)
Net increase in cash and cash equivalents	298,608	45,317	237,247	155,027
Cash and cash equivalents at beginning of the period	585,381	596,794	646,742	487,084

Cash and cash equivalents at end of period	$883,989	$642,111	$883,989	$642,111

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

Cost of revenue	$3,915	$2,922	$10,458	$8,861
Sales and marketing	15,866	10,268	39,794	30,009
Research and development	8,129	9,161	28,091	25,100
General and administration	5,713	7,839	20,599	19,226
Total share-based compensation expense	$33,623	$30,190	$98,942	$83,196

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

Cost of revenue	$2,995	$2,504	$8,097	$7,672
Sales and marketing	1,958	2,479	5,533	6,395
Research and development	250	959	2,167	2,877
General and administration	1,439	1,288	4,473	4,028
Total amortization of intangible assets expense	$6,642	$7,230	$20,270	$20,972

Non-cash interest expense from accretion of debt discount included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

Total non-cash interest expense from accretion of debt discount	$2,734	-	$2,734	-

Facility exit costs included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

Facility exit costs	-	-	-	$2,171

Transaction costs related to business combinations included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

Transaction costs related to business combinations	$1,061	-	$4,001	-

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

GAAP net income	$47,933	$52,025	$132,501	$133,224

Provision for income taxes	19,578	9,906	54,120	44,705

GAAP income before provision for income taxes	$67,511	$61,931	$186,621	$177,929

Add: Non-cash share-based compensation expense	33,623	30,190	98,942	83,196
Add: Amortization of intangible assets	6,642	7,230	20,270	20,972
Add: Non-cash interest expense from accretion of debt discount	2,734	-	2,734	-
Add: Facility exit costs	-	-	-	2,171
Add: Transaction costs related to business combinations	1,061	-	4,001	-

Non-GAAP adjusted income before provision for income taxes	$111,571	$99,351	$312,568	$284,268

Provision for income taxes	32,356	18,474	90,645	73,949

Non-GAAP adjusted net income (basic and diluted)	$79,215	$80,877	$221,923	$210,319

Non-GAAP adjusted net income per share:
Basic	$0.43	$0.43	$1.18	$1.11
Diluted	$0.42	$0.42	$1.17	$1.10

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$111,571	$99,351	$312,568	$284,268
Estimated annual effective tax rate	29.0%	22.8%	29.0%	27.5%
Non-GAAP provision for income taxes before discrete tax benefit	$32,356	$22,699	$90,645	$78,174
Discrete tax benefit	-	4,225	-	4,225
Provision for income taxes on Non-GAAP adjusted net income	$32,356	$18,474	$90,645	$73,949

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

GAAP gross profit	$384,530	$336,109	$1,122,566	$962,154

Add: Non-cash share-based compensation expense	3,915	2,922	10,458	8,861
Add: Amortization of intangible assets	2,995	2,504	8,097	7,672

Non-GAAP gross profit	$391,440	$341,535	$1,141,121	$978,687

Non-GAAP gross margin	85.9%	86.1%	86.1%	86.3%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

GAAP operating expenses	$317,333	$275,317	$940,179	$789,165

Deduct: Non-cash share-based compensation expense	(29,708)	(27,268)	(88,484)	(74,335)
Deduct: Amortization of intangible assets	(3,647)	(4,726)	(12,173)	(13,300)
Deduct: Facility exit costs	-	-	-	(2,171)
Deduct: Transaction costs related to business combinations	(1,061)	-	(4,001)	-

Non-GAAP adjusted operating expenses	$282,917	$243,323	$835,521	$699,359

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013

GAAP operating income	$67,197	$60,792	$182,387	$172,989

Add: Non-cash share-based compensation expense	33,623	30,190	98,942	83,196
Add: Amortization of intangible assets	6,642	7,230	20,270	20,972
Add: Facility exit costs	-	-	-	2,171
Add: Transaction costs related to business combinations	1,061	-	4,001	-

Non-GAAP adjusted operating income	$108,523	$98,212	$305,600	$279,328

Non-GAAP adjusted operating margin	23.8%	24.8%	23.1%	24.6%

	Three Months Ended
	November 30,	November 30,	Year-Over-Year
	2014	2013	Growth Rate

GAAP subscription revenue	$394,699	$342,770	15.1%
Adjustment for currency impact	10,368	-
Non-GAAP subscription revenue on a constant currency basis	$405,067	$342,770	18.2%

GAAP training and services revenue	$61,196	$53,766	13.8%
Adjustment for currency impact	2,804	-
Non-GAAP training and services revenue on a constant currency basis	$64,000	$53,766	19.0%

GAAP total subscription, training and services revenue	$455,895	$396,536	15.0%
Adjustment for currency impact	13,172	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$469,067	$396,536	18.3%

	Nine Months Ended
	November 30,	November 30,	Year-Over-Year
	2014	2013	Growth Rate

GAAP subscription revenue	$1,156,161	$985,279	17.3%
Adjustment for currency impact	7,836
Non-GAAP subscription revenue on a constant currency basis	$1,163,997	$985,279	18.1%

GAAP training and services revenue	$169,387	$148,939	13.7%
Adjustment for currency impact	4,327
Non-GAAP training and services revenue on a constant currency basis	$173,714	$148,939	16.6%

GAAP total subscription, training and services revenue	$1,325,548	$1,134,218	16.9%
Adjustment for currency impact	12,163
Non-GAAP total subscription, training and services revenue on a constant currency basis	$1,337,711	$1,134,218	17.9%

CONTACT:
Red Hat, Inc.
Media Contact:
Stephanie Wonderlick, 571-421-8169
swonderl@redhat.com
or
Investor Relations:
Tom McCallum, 919-754-4630
tmccallum@redhat.com